UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 01, 2026

GBank Financial Holdings Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-42621	82-3869786
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9115 West Russell Road Suite 110
Las Vegas, Nevada		89148
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (702) 851-4200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GBFH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

GBank Financial Holdings Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders virtually on May 1, 2026 (the “Annual Meeting”). There were 14,237,844 shares of the Company’s voting common stock outstanding and entitled to receive notice of and to vote at the Annual Meeting at the close of business on March 16, 2026, the record date for the Annual Meeting. Of that number, 10,368,065 shares of the Company’s common stock were represented by means of remote communication or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the Annual Meeting. The Company’s stockholders voted on and approved the following three proposals at the Annual Meeting, which are described in more detail in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting filed by the Company with the U.S. Securities and Exchange Commission on March 31, 2026.

Proposal 1 – To elect three (3) Class I directors to serve on our Board of Directors until our 2029 annual meeting of stockholders and until their respective successor or successors are duly elected and qualified, or until their earlier resignation or removal from office.

Name of Class I Nominee	For	Withhold	Broker Non-Votes
A. Lee Finley	7,712,048	317,240	2,338,777
Charles W. Griege, Jr.	7,319,602	709,686	2,338,777
William J. Hornbuckle	7,533,103	496,185	2,338,777

Proposal 2 – To ratify the appointment of RSM US LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2026. Final voting results were as follows:

For	Against	Abstain	Broker Non-Votes
10,314,581	53,484	0	0

Proposal 3 - To approve the adoption of the 2026 Incentive Compensation Plan. Final voting results were as follows:

For	Against	Abstain	Broker Non-Votes
7,239,230	721,211	68,847	2,338,777

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

104 Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GBANK FINANCIAL HOLDINGS INC.

Date:	May 5, 2026	By:	/s/ Edward M. Nigro
Edward M. Nigro Executive Chairman and Chief Executive Officer